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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 07/25/2007

                                  ABX AIR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        COMMISSION FILE NUMBER: 000-50368

                   DE                                         91-1091619
     (STATE OR OTHER JURISDICTION OF                        (IRS EMPLOYER
             INCORPORATION)                               IDENTIFICATION NO.)



                     145 HUNTER DRIVE, WILMINGTON, OH 45177
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (937) 382-5591
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[  ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
      (17 CFR 230.425)

[  ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
      (17 CFR 240.14A-12)

[  ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
      EXCHANGE ACT (17 CFR 240.14D-2(B))

[  ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
      EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 25, 2007, ABX Air, Inc. (the "Company") and National City
Bank (the "Rights Agent") amended the Preferred Stock Rights Agreement dated as of August 15, 2003, between the Company and the Rights Agent (the "Rights Agreement"), by executing the First Amendment to the Preferred Stock Rights Agreement (the "Amendment").

         Pursuant to the Amendment, the definition of "Exempt Person" set forth in Section 1(p) of the Rights Agreement has been amended to delete subsections
(iv) and (v) and the last sentence in their entirety, such that Section 1(p) reads as follows:

         "(p) "Exempt Person" shall mean (i) the Company; (ii) any Subsidiary of the Company; or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan."

         This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.03.        MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

         See the descriptions set forth under "Item 1.01. Entry into a Material Definitive Agreement" which is incorporated herein by reference.

ITEM 9.01.        EXHIBITS

      (d) Exhibits
       99.1 First Amendment to the Preferred Stock Rights Agreement, dated as of July 25, 2007, by and between ABX Air, Inc. and National City Bank as Rights Agent.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ABX Air, Inc.

Date: July 26, 2007                  By:  /s/ W. Joseph Payne
                                        ----------------------------------
                                        Name:   W. Joseph Payne
                                        Title:  Vice President, General Counsel
                                                & Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
EX-99.1             First Amendment to the Preferred Stock Rights Agreement,
                    dated as of July 25, 2007, by and between ABX Air, Inc.
                    and National City Bank as Rights Agent.